                                                                    EXHIBIT 24.1

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, Organic, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          ORGANIC, INC. (Registrant)

                                          By:       /s/ MARK KINGDON
                                            ------------------------------------
                                                        Mark Kingdon
                                                  Chief Executive Officer

Date: March 5, 2001

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jonathan Nelson, Mark Kingdon, Michael Hudes, Susan L. Field and Margaret M. Zagel, and each of them, his or her true and lawful attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Report on Form 10-K, and to file the same, with Exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of Organic, Inc. and in the capacities and on the date indicated below.

                   SIGNATURE                                             TITLE
                   ---------                                             -----

              /s/ JONATHAN NELSON                                Chairman of the Board
 ---------------------------------------------
                Jonathan Nelson

                /s/ MARK KINGDON                                Chief Executive Officer
 ---------------------------------------------               (Principal Executive Officer)
                  Mark Kingdon

               /s/ MICHAEL HUDES                                President and Director
 ---------------------------------------------
                 Michael Hudes

               /s/ SUSAN L. FIELD                  Executive Vice President, Chief Financial Officer
 ---------------------------------------------               and Chief Accounting Officer
                 Susan L. Field                              (Principal Financial Officer)

              /s/ STEVEN VATTUONE                               Vice President, Finance
 ---------------------------------------------              (Principal Accounting Officer)
                Steven Vattuone

              /s/ GARY F. HROMADKO                                     Director
 ---------------------------------------------
                Gary F. Hromadko

            /s/ GERALD BRUCE REDDITT                                   Director
 ---------------------------------------------
              Gerald Bruce Redditt

Dated: March 5, 2001